UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2005

                              IASIS HEALTHCARE LLC
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      333-117362               20-1150104
--------------------------------  ------------------------ ---------------------
(State or other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Organization)                                       Identification No.)

         117 Seaboard Lane, Building E
              Franklin, Tennessee                              37067
---------------------------------------------       ---------------------------
   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (615) 844-2747


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition.

              The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

              On July 28, 2005, IASIS Healthcare LLC (the "Company") issued a press release announcing its results for the fiscal third quarter ended June 30, 2005. For information regarding the results, reference is made to the press release dated July 28, 2005, and certain supplemental financial information, which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

              The press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

              Adjusted EBITDA represents net earnings (loss) before interest expense, income tax expense, depreciation and amortization, management fees, loss on early extinguishment of debt, write-off of debt issue costs, merger expenses, gain (loss) on sale of assets, and minority interests. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Merger expenses include legal and advisory expenses and special bonus compensation of the Company's predecessor incurred in connection with the acquisition of IASIS by TPG. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

Item 9.01.    Financial Statements and Exhibits.

              (c)  Exhibits.

              99.1 Press Release dated July 28, 2005, and supplemental financial information.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IASIS HEALTHCARE LLC


                                            By:   /s/ W. Carl Whitmer
                                                  --------------------------
                                                  W. Carl Whitmer
                                                  Chief Financial Officer

Date:    July 28, 2005

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                                  EXHIBIT INDEX


No.                                        Exhibit
----        -------------------------------------------------------------
99.1        Press Release dated July 28, 2005, and supplemental financial information.